[Transamerica Life Insurance and Annuity Company]

March 17, 2005

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	Separate Account VA-7 of TALIAC
File No. 811-08835, CIK 0001044604
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-7 of TALIAC, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust; The Alger American Fund; AllianceBernstein Variable Products Series Fund, Inc.; Dreyfus Variable Investment Fund; Janus Aspen Series; MFS® Variable Insurance TrustSM; The Universal Institutional Funds, Inc.; PIMCO Advisors VIT; and PIMCO Variable Insurance Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series Trust (CIK: 778207) filed March 10, 2005

•	The Alger American Fund (CIK: 832566) filed February 23, 2005

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK:825316) filed March 10, 2005

•	Dreyfus Variable Investment Fund (CIK: 813383) filed February 23, 2005

•	Janus Aspen Series (CIK: 906185) filed February 25, 2005

•	MFS® Variable Insurance TrustSM (CIK:918571) filed March 4, 2005

•	The Universal Institutional Funds, Inc. (CIK: 1011378) filed March 9, 2005

•	PIMCO Advisors VIT (CIK: 923185) filed March 10, 2005

•	PIMCO Variable Insurance Trust (CIK: 1047304) filed March 10, 2005

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Assistant General Counsel
Financial Markets Group